Execution Copy



                          AGREEMENT AND PLAN OF MERGER




                                  BY AND AMONG




                            STRATOSPHERE CORPORATION,
                             A DELAWARE CORPORATION,




               AMERICAN REAL ESTATE HOLDINGS LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP,




                           NYBOR LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP


                                       AND



                               STRAT MERGER CORP.,
                             A DELAWARE CORPORATION




                             DATED: FEBRUARY 1, 2002



                                Table of Contents

                                                                                                        Page
ARTICLE I DEFINITIONS.....................................................................................4
Section 1.1           Defined Terms.......................................................................4
Section 1.2           Other Defined Terms.................................................................6
ARTICLE II THE MERGER.....................................................................................7
Section 2.1           The Merger..........................................................................7
Section 2.2           Effective Time......................................................................8
Section 2.3           Closing.............................................................................8
Section 2.4           Certificate of Incorporation and By-Laws............................................8
Section 2.5           Directors...........................................................................8
ARTICLE III EFFECT OF MERGER ON SECURITIES OF MERGERCO AND THE COMPANY....................................9
Section 3.1           Conversion of Mergerco Common Stock.................................................9
Section 3.2           Conversion of Certain Company Common Stock for Merger Consideration; Cancelled
                         Shares; Treasury Shares..........................................................9
Section 3.3           Exchange of Certificates............................................................9
Section 3.4           Dissenting Shares...................................................................11
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................12
Section 4.1           Organization and Capitalization.....................................................12
Section 4.2           Authorization.......................................................................13
Section 4.3           Absence of Certain Changes or Events................................................13
Section 4.4           No Conflict or Violation............................................................14
Section 4.5           Consents and Approvals..............................................................14
Section 4.6           Corporate Proceedings...............................................................14
Section 4.7           Required Company Vote...............................................................15
Section 4.8           Proxy Statement; Schedule 13E-3.....................................................15
Section 4.9           Company SEC Documents and Financial Statements......................................16
Section 4.10          Litigation..........................................................................17
ARTICLE V REPRESENTATIONS AND WARRANTIES OF MERGERCO......................................................17
Section 5.1           Organization........................................................................17
Section 5.2           Authorization.......................................................................17
Section 5.3           Consents and Approvals..............................................................18
Section 5.4           No Conflict or Violation............................................................18
Section 5.5           Proxy Statement; Schedule 13E-3.....................................................18
Section 5.6           Mergerco's Operations...............................................................18
Section 5.7           No Brokerage........................................................................19
ARTICLE VI REPRESENTATIONS AND WARRANTIES OF AREH.........................................................19
Section 6.1           Organization........................................................................19
Section 6.2           No Conflict or Violation............................................................19
Section 6.3           Authorization.......................................................................19
Section 6.4           Consents and Approvals..............................................................20


                                       i





Section 6.5           Proxy Statement; Schedule 13E-3.....................................................20
Section 6.6           Absence of Certain Changes or Events................................................20
ARTICLE VII           ....................................................................................20
REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF NYBOR............................................20
Section 7.1           Organization........................................................................20
Section 7.2           No Conflict or Violation............................................................21
Section 7.3           Authorization.......................................................................21
Section 7.4           Consents and Approvals..............................................................21
Section 7.5           No Conflict or Violation............................................................21
Section 7.6           Company Common Stock................................................................21
Section 7.7           Proxy Statement; Schedule 13E-3.....................................................22
ARTICLE VIII COVENANTS OF THE COMPANY AND MERGERCO........................................................22
Section 8.1           Maintenance of Business Prior to Closing............................................22
Section 8.2           Consents and Efforts; Other Obligations.............................................23
Section 8.3           Other Offers........................................................................24
Section 8.4           Meeting of Stockholders.............................................................26
Section 8.5           Proxy Statement.....................................................................26
Section 8.6           Schedule 13E-3......................................................................28
Section 8.7           Director and Officer Liability......................................................28
Section 8.8           Notices of Certain Events...........................................................30
Section 8.9           Further Assurances..................................................................31
Section 8.10          Voting..............................................................................31
ARTICLE IX COVENANTS OF AREH..............................................................................31
Section 9.1           Compliance of Mergerco..............................................................31
Section 9.2           Schedule 13E-3......................................................................32
Section 9.3           Financing...........................................................................32
ARTICLE X COVENANTS OF NYBOR..............................................................................32
Section 10.1          Disposal of Nybor Shares............................................................32
Section 10.2          Voting..............................................................................32
ARTICLE XI CONDITIONS TO THE MERGER.......................................................................32
Section 11.1          Conditions to the Obligations of Each Party.........................................32
Section 11.2          Conditions to the Obligations of the Company........................................33
Section 11.3          Conditions to the Obligations of Mergerco...........................................34
ARTICLE XII MISCELLANEOUS.................................................................................35
Section 12.1          Termination.........................................................................35
Section 12.2          Assignment..........................................................................37
Section 12.3          Notices.............................................................................38
Section 12.4          Entire Agreement; Waivers...........................................................39
Section 12.5          Multiple Counterparts...............................................................40
Section 12.6          Invalidity..........................................................................40
Section 12.7          Titles..............................................................................40


                                       ii





Section 12.8          Fees and Expenses...................................................................40
Section 12.9          Cumulative Remedies.................................................................40
Section 12.10         Governing Law.......................................................................40
Section 12.11         Amendment...........................................................................41
Section 12.12         Public Announcements................................................................41
Section 12.13         Enforcement of Agreement............................................................41
Section 12.14         Non-survival of Representations and Warranties......................................41
Section 12.15         Interpretive Provisions.............................................................42





                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (this "Agreement"), dated this 1st day of February, 2002 , is by and among STRATOSPHERE CORP., a Delaware corporation (the "Company"), American Real Estate Holdings LIMITED PARTNERSHIP, a Delaware limited partnership ("AREH"), nybor limited partnership, a Delaware limited Partnership ("Nybor") and STRAT MERGER CORP., a Delaware corporation ("Mergerco").

                                    RECITALS

     A. This Agreement provides for the merger (the "Merger") of Mergerco with and into the Company, with the Company as the surviving corporation in such merger, all in accordance with the provisions of this Agreement.

     B. The respective Boards of Directors of Mergerco and the Company and the stockholders of Mergerco have approved this Agreement and have determined the Agreement and the Merger are advisable, fair to and in the best interests of the respective stockholders. The Company intends promptly to submit to its stockholders the approval and adoption of this Agreement.

     C. Prior to the date of this Agreement, AREH formed Mergerco for the purpose of effecting this Merger. AREH agrees to provide the funds to Mergerco necessary to enable Mergerco to pay the Merger Consideration and any amounts due to holders of Dissenting Shares under Section 262 of the DGCL as set forth herein and the Board of Directors of the general partner of AREH has approved this Agreement.

     D.  The  parties  desire  to  make  certain  representations,   warranties,
covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                   DEFINITIONS

Section 1.1 Defined Terms. As used herein, the terms below shall have the following meanings:

         "Affiliate" shall mean, with respect to any person or entity (the "referent person"), any person or entity that controls the referent person, any person or entity that the referent person controls, or any person or entity that is under common control with the referent person. For purposes of the preceding sentence, the term "control" shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of a person or entity through voting securities, by contract or otherwise.

         "Board" shall mean the Board of Directors of the Company.

         "Company Common Stock" shall mean the common stock of the Company having a par value of $0.01 per share.

         "Cancelled Shares" shall mean the shares of Company Common Stock owned of record by AREH immediately prior to the Effective Time.

         "DGCL" shall mean the General Corporation Law of the State of Delaware.

         "Dissenting Stockholders" shall mean those Stockholders who hold Dissenting Shares.

         "Dissenting Shares" shall mean any shares held by Stockholders who are entitled to an appraisal of their shares under the DGCL, and who have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights with respect to their Company Common Stock in accordance with the DGCL.

         "Equity Securities" shall mean (i) shares of capital stock or other equity securities, (ii) subscriptions, calls, warrants, options or commitments of any kind or character relating to, or entitling any person or entity to purchase or otherwise acquire, any capital stock or other equity securities and
(iii) securities convertible into or exercisable or exchangeable for shares of capital stock or other equity securities.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Financial Advisor" shall mean Raymond James & Associates, Inc.

         "GAAP" shall mean, with respect to any financial statements, accounting principles generally accepted in the United States of America, as in effect from time to time, consistently applied.

         "Independent Director" shall mean the independent member of the Board delegated to consider the transactions contemplated by this Agreement on behalf of the Stockholders.

         "Material Adverse Effect" or "Material Adverse Change" or a similar phrase shall mean any material adverse effect on or change with respect to (i) the business, operations, assets (taken as a whole), liabilities (taken as a whole), condition (financial or otherwise) or results of operations of the Company, or (ii) the relations with customers, suppliers, distributors or employees of the Company, or (iii) the right or ability of the Company to consummate any of the transactions contemplated hereby, in each case other than
(A) changes relating to (x) the securities markets in general or (y) general business or economic conditions, or (B) changes resulting from the announcement of the transactions contemplated by this Agreement.

         "Mergerco Common Stock" shall mean the common stock of Mergerco having a par value of $0.01 per share.

         "Nybor Shares" shall mean the shares of Company Common Stock held by Nybor immediately prior to the Effective Time.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securities Laws" shall mean, collectively, the Securities Act and the Exchange Act and all state securities laws and the rules and regulations thereunder.

         "Special Meeting" shall mean the Special Meeting of Stockholders of the Company.

         "Stockholders" shall mean the record holders of Company Common Stock other than Mergerco, AREH and Nybor.

         "Treasury Shares" shall mean Company Common Stock held in treasury by the Company.

     Section  1.2 Other  Defined  Terms.  In  addition  to the terms  defined in
Section 1.1, the following terms shall have the meanings defined for such terms in the Recitals or Sections set forth below:

         TERM                                                 SECTION
         ----                                                 -------

"Acquisition Proposal"                                       8.3(a)
"Action"                                                     4.10
"Claim"                                                      8.7(a)
"Closing"                                                    2.3
"Closing Date"                                               2.3
"Company Financial Statements"                               4.9(b)
"Company SEC Documents"                                      4.9(a)
"Consideration"                                              3.2(a)
"Disclosure Schedule"                                        Article IV Preamble
"Effective Time"                                             2.2
"Exchange Fund"                                              3.3(d)
"Fairness Opinion"                                           4.6(a)
"Indemnified Party"                                          8.7(a)
"Merger"                                                     Recitals
"Merger Consideration"                                       3.2(b)
"Nybor"                                                      Recitals
"Nybor Consideration"                                        3.2(b)
"Paying Agent"                                               3.3(a)
"Payment Event"                                              8.3(b)
"Preferred Stock"                                            4.1(b)
"Proxy Statement"                                            8.5(a)
"Regulatory Filings"                                         4.5
"Requisite Stockholder Vote"                                 4.7
"Schedule 13E-3"                                             8.6(a)
"State Filings"                                              4.5
"Surviving Corporation"                                      2.1
"Third Party"                                                8.3(a)


                                   ARTICLE II
                                   THE MERGER

     Section 2.1 The Merger. Upon the terms and subject to the satisfaction or waiver, if permissible, of the conditions hereof, and in accordance with the DGCL, at the Effective Time, Mergerco shall be merged with and into the Company. Upon the effectiveness of the Merger, the separate corporate existence of Mergerco shall cease and the Company shall continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation". The Merger shall have the effects specified in this Agreement and the applicable provisions of the DGCL.

     Section 2.2 Effective Time. As soon as practicable on or after the Closing Date, the parties shall cause the Merger to be consummated by causing a certificate of merger with respect to the Merger to be executed and filed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at the time of filing of the certificate of merger or at such later time as is specified therein (the "Effective Time").

     Section 2.3 Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the Merger (the "Closing") shall take place (a) at the offices of AREH, located at 100 South Bedford Road, Mt. Kisco, NY at 10:00 a.m., local time, on the second business day immediately following the day on which the last to be satisfied or waived of the conditions set forth in Article XI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall be satisfied or waived in accordance herewith or (b) at such other time, date or place as Mergerco and the Company may agree. The date on which the Closing occurs is herein referred to as the "Closing Date."

     Section 2.4 Certificate of Incorporation and By-Laws.


         (a) At the Effective Time, and without any further action on the part of the Company or Mergerco, the certificate of incorporation of Mergerco, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation following the Merger, until thereafter further amended as provided therein and under the DGCL.


         (b) At the Effective Time, and without any further action on the part of the Company or Mergerco, the by-laws of Mergerco as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation following the Merger, until thereafter changed or amended as provided therein and under the DGCL.

     Section 2.5 Directors. At the Effective Time, Carl C. Icahn, Martin Hirsch, John Saldarelli and Robert J. Mitchell shall be the directors of the Surviving Corporation.

                                  ARTICLE III
           EFFECT OF MERGER ON SECURITIES OF MERGERCO AND THE COMPANY

     Section 3.1 Conversion of Mergerco Common Stock. At the Effective Time, by virtue of the Merger, each share of Mergerco Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and extinguished and automatically converted (subject to the terms of Section 3.3) into the right to receive one (1) share of common stock having a par value of $0.01 of the Surviving Corporation.

     Section  3.2  Conversion  of  Certain   Company  Common  Stock  for  Merger
Consideration; Cancelled Shares; Treasury Shares.

         (a) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Company Common Stock outstanding immediately prior to the Effective Time (other than Treasury Shares, Cancelled Shares, Dissenting Shares and Nybor Shares, if any) shall automatically be changed into the right to receive, and each certificate which immediately prior to the Effective Time represented a share of such Company Common Stock shall have solely the right to receive, $45.32 in cash (the "Consideration") upon surrender of the certificate formerly representing Company Common Stock as provided in Section 3.3.

         (b) At the Effective Time, by virtue of the Merger and without any action on the part of Nybor, each Nybor Share shall automatically be changed into the right to receive, and each certificate which immediately prior to the Effective Time represented a share of such Company Common Stock shall have solely the right to receive, $44.33 in cash (the "Nybor Consideration"; together with the "Consideration", the "Merger Consideration") upon surrender of the certificate formerly representing Company Common Stock as provided in Section 3.3.

         (c) All Treasury Shares and Cancelled Shares shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be cancelled and no consideration shall be paid with respect thereto.

     Section 3.3 Exchange of Certificates.

     (a) Substantially contemporaneously with the Effective Time, Mergerco shall cause to be deposited with a paying agent (the "Paying Agent") to be jointly selected by the Company (acting through the Independent Director) and Mergerco, for the benefit of the holders of shares of Company Common Stock (other than Treasury Shares, Cancelled Shares and Dissenting Shares), for payment in accordance with this Article III, the funds necessary to pay the Merger Consideration for each share as to which the Merger Consideration shall be payable.

     (b) As soon as practicable after the Effective Time, and using its reasonable best efforts to do so within three business days thereafter, the Paying Agent shall mail to each holder of an outstanding certificate or certificates that immediately prior to the Effective Time represented shares of Company Common Stock (other than Treasury Shares and Cancelled Shares, if any), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such certificates shall pass, only upon delivery of such certificates to the Paying Agent and shall be in such form and have such other provisions as Mergerco and the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of each certificate in exchange for payment of the Merger Consideration. As soon as practicable after the Effective Time, each holder of an outstanding certificate or certificates that immediately prior to the Effective Time represented such shares of Company Common Stock, upon surrender to the Paying Agent of such certificate or certificates, together with a properly completed letter of transmittal, and acceptance thereof by the Paying Agent, shall be entitled to receive in exchange therefor the Consideration or the Nybor Consideration (as appropriate in accordance with Section 3.2) multiplied by the number of shares of Company Common Stock formerly represented by such certificate. No interest shall be paid or accrue on the Merger Consideration. The Paying Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of certificates formerly representing shares of Company Common Stock that have been converted, in whole or in part, pursuant to this Agreement, into the right to receive cash, and if such certificates are presented to the Company for transfer, they shall be canceled against delivery of such cash. Until surrendered as contemplated by this Section 3.3(b), each certificate formerly representing shares of such Company Common Stock shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration for each such share of Company Common Stock.

     (c) Subject to the provisions of the DGCL, all cash paid upon the surrender for exchange of certificates formerly representing shares of Company Common Stock in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares exchanged for cash theretofore represented by such certificates.

     (d) Any cash deposited with the Paying Agent pursuant to this
         Section 3.3 (the "Exchange Fund") that remains undistributed to the holders of the certificates formerly representing shares of Company Common Stock one year after the Effective Time shall be delivered to the Surviving Corporation at such time and any former holders of shares of Company Common Stock prior to the Merger who have not theretofore complied with this Article III shall thereafter look only to the Surviving Corporation and only as general unsecured creditors thereof for payment of their claim for cash, if any.

     (e) None of Mergerco, the Company or the Paying Agent shall be liable to any person in respect of any cash from the Exchange Fund delivered to a public office pursuant to any applicable abandoned property, escheat or similar law.

     (f) In the event any certificate formerly representing Company
         Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Surviving Corporation, the posting by such person of a bond in such reasonable amount as Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration.

     Section  3.4  Dissenting  Shares.   Notwithstanding   Section  3.2  hereof,
Dissenting Shares shall not be converted into the right to receive the Merger Consideration. The holders thereof shall be entitled only to such rights as are granted by Section 262 of the DGCL. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to Section 262 of the DGCL shall receive payment therefor from the Surviving Corporation in accordance with the DGCL; provided, however, that (i) if any such holder of Dissenting Shares shall have failed to establish his entitlement to appraisal rights as provided in Section 262 of the DGCL, (ii) if any such holder of Dissenting Shares shall have effectively withdrawn his demand for appraisal of such shares or lost his right to appraisal and payment for his shares under Section 262 of the DGCL, or (iii) if neither any holder of Dissenting Shares nor the Surviving Corporation shall have filed a petition demanding a determination of the value of all Dissenting Shares within the time provided in Section 262 of the DGCL, such holder shall forfeit the right to appraisal of such shares and each such share shall be treated as if it had been converted as of the Effective Time, into the right to receive the Merger Consideration, without interest thereon, from the Surviving Corporation as provided in Section 3.2 hereof. The Company shall give Mergerco prompt notice of any demands received by the Company for appraisal of shares, and Mergerco shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Mergerco, make any payment with respect to, or settle or offer to settle, any such demands.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As an inducement to Mergerco to enter into this Agreement, the Company hereby makes, as of the date hereof, the following representations and warranties to Mergerco, except as otherwise set forth in a written disclosure schedule (the "Disclosure Schedule") delivered by the Company to Mergerco prior to the date hereof, a copy of which is attached hereto.

        Section 4.1     Organization and Capitalization.

         (a) Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its assets and property and to carry on its business as presently being conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under applicable law, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect. The Company has delivered to Mergerco true, correct and complete copies of its certificate of incorporation and by-laws (in each case, as amended to date). The Company is not in violation of any provision of its certificate of incorporation or by-laws.

         (b) Capitalization. The authorized capital stock of the Company consists of: (i) 10,000,000 shares of Company Common Stock, and (ii) 3,000,000 shares of preferred stock having a par value of $0.01 per share (the "Preferred Stock"). As of September 30, 2001, there were 2,030,000 shares of Company Common Stock and no shares of Preferred Stock issued and outstanding. Since such date, no additional shares of capital stock of the Company have been issued and no shares of Preferred Stock have been issued. All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in this Section 4.1(b), (i) there are no outstanding Equity Securities of the Company and (ii) the Company is not a party to any commitments, agreements or obligations of any kind or character for (A) the issuance or sale of Equity Securities of the Company or (B) the repurchase, redemption or other acquisition of any Equity Securities of the Company.

         (c) Voting Trusts, Proxies, Etc. The Company is not a party to any stockholder agreements, voting trusts, proxies or other agreements or understandings with respect to or concerning the purchase, sale or voting of the Equity Securities of the Company.

        Section 4.2 Authorization. The Company has all necessary corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby. Subject only to (i) the approval of this Agreement and the transactions contemplated hereby by the Requisite Stockholder Vote, and (ii) the execution, filing and recordation of appropriate merger documents as required by, and in accordance with, the DGCL, the consummation by the Company of the transactions contemplated hereby has been duly authorized by all requisite corporate action. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect that affect the enforcement of creditors' rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity.

        Section 4.3 Absence of Certain Changes or Events. Since December 31, 2000, other than as stated in the Form 10-K filed by the Company for the period ending December 31, 2000 and the Form10-Qs filed by the Company for the periods ending March 31, 2001, June 30, 2001 and September 30, 2001, (i) the

Company has been operated in the ordinary course of business, consistent with past practice, and (ii) there has been no Material Adverse Change.

       Section 4.4 No Conflict or Violation. Except as set forth in Section 4.4 of the Disclosure Schedule, neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, by the Company will result in (i) a violation of or a conflict with any provision of the certificate of incorporation or by-laws of the Company, or (ii) a breach of, or a default under, or the creation of any right of any party to accelerate, terminate or cancel pursuant to (including, without limitation, by reason of the failure to obtain a consent or approval under any such contract), any term or provision of any contract, indenture, lease, encumbrance, permit, or authorization or concession to which the Company is a party or by which any of its assets are bound, which breach, default or creation of any such right would reasonably be expected to have a Material Adverse Effect on the Company.

        Section 4.5 Consents and Approvals. Except as set forth in Section 4.5 of the Disclosure Schedule, no consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, any federal, state, local or foreign governmental or regulatory authority or body is required to be made or obtained by the Company in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby other than (i) filings required in connection with or in compliance with the provisions of the Exchange Act, the Securities Act or applicable state securities and "Blue Sky" laws (collectively, the "Regulatory Filings"), (ii) the filing of the Merger Certificate under the DGCL,
(iii) filings, if any, required to be made with, or approvals, if any, required to be obtained from the State of Nevada and Clark County (collectively, "State Filings") and (iv) those consents, waivers, agreements, approvals, authorizations, declarations, filings, notices or registrations, that have been, or will be prior to the Closing Date, obtained or made, except those consents, waivers, agreements, approvals, authorizations, declarations, filings, notices or registrations, the failure of which to obtain would not have a Material Adverse Effect or prevent or materially delay the Merger.

Section 4.6     Corporate Proceedings.

         (a) The Independent Director has received the opinion (the
         "Fairness Opinion") of the Financial Advisor dated the date hereof, substantially to the effect that the Merger Consideration to be received by the holders of the Company Common Stock in the Merger is fair, from a financial point of view, to the Stockholders.

         (b) The Independent Director (at a meeting duly called and held at which a quorum was present) has determined that this Agreement and the Merger are advisable, fair to and in the best interests of the Company and the Stockholders, and has recommended the adoption of this Agreement to the Board.

         (c) The Board, based on the recommendation of the Independent
         Director (at a meeting duly called and held at which a quorum was present), has (i) determined that this Agreement and the Merger are advisable, fair to and in the best interests of the Company and its stockholders, including the Stockholders, (ii) approved this Agreement and the Merger, and (iii) resolved to recommend the adoption of this Agreement by the stockholders of the Company.

      Section 4.7 Required Company Vote. The affirmative vote of the holders of in excess of 50% of all of the issued and outstanding shares of Company Common Stock as provided by Section 251 of the DGCL are the only votes of the holders of any class or series of the Company's equity securities necessary to approve this Agreement, the Merger and the other transactions contemplated hereby (such votes being collectively referred to as the "Requisite Stockholder Vote").

      Section 4.8 Proxy Statement; Schedule 13E-3. The information concerning the Company and its officers, directors, employees and stockholders supplied by and relating to the Company for inclusion in the Proxy Statement or the Schedule 13E-3 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company makes no representation or warranty with respect to any information supplied by Mergerco or any of its stockholders, directors, officers and/or representatives that is contained in the Proxy Statement or in the Schedule 13E-3.

        Section 4.9  Company SEC Documents and Financial Statements.

              (a) Since December 28, 1998, the Company has timely filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC ("Company SEC Documents"). As of their respective dates (and without giving effect to any amendments or modifications filed after the date of this Agreement), each of the Company SEC Documents, including the financial statements, exhibits and schedules thereto, filed and publicly available with the SEC prior to the date hereof complied (and each of the Company SEC Documents filed after the date of this Agreement, will comply) as to form with applicable Securities Laws and did not (or in the case of statements, circulars or reports filed after the date of this Agreement, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

              (b) Each of the Company's consolidated statements of financial condition or balance sheets included in or incorporated by reference into the Company SEC Documents, including the related notes and schedules, fairly presented in all material respects (or, in the case of Company SEC Documents filed after the date of this Agreement, will fairly present in all material respects) the financial position of the Company as of the date of such balance sheet and each of the Company's statements of income, cash flows and changes in stockholders' equity included in or incorporated by reference into the Company SEC Documents, including any related notes and schedules (collectively, the foregoing financial statements and related notes and schedules are referred to as the "Company Financial Statements"), fairly presented in all material respects (or, in the case of Company SEC Documents filed after the date of this Agreement, will fairly present in all material respects) the results of operations, cash flows and changes in stockholders' equity of the Company for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments), in each case in accordance with GAAP consistently applied during the periods involved (except as may be noted therein and except, in the case of unaudited statements, for the absence of notes).

        Section 4.10 Litigation. Except as set forth in Section 4.10 of the Disclosure Schedule, there is no private or government action, suit, proceeding (administrative or otherwise), claim, arbitration, mediation or investigation pending before any agency, court or tribunal, foreign or domestic ("Action"), or, to the knowledge of the Company, threatened against the Company or any of its assets or properties or any of its officers or directors (in their capacities as such) that, individually or in the aggregate, would have a Material Adverse Effect on the Company. There is no judgment, decree or order against the Company or, to the best knowledge of the Company, any of its directors or officers (in their capacities as such) that could prevent, enjoin or materially alter or delay any of the transactions contemplated by this Agreement or that would have a Material Adverse Effect on the Company.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF MERGERCO
         As an inducement to the Company to enter into this Agreement, Mergerco hereby makes the following representations and warranties as of the date hereof to the Company:

         Section 5.1 Organization. Mergerco is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties. Mergerco is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under applicable law except where the failure to be so qualified and in good standing would not reasonably be expected to have a material adverse effect on Mergerco. Mergerco has delivered to the Company true, correct and complete copies of its certificate of incorporation and by-laws (in each case, as amended to date). Mergerco is not in violation of any provision of its certificate of incorporation or by-laws.

        Section 5.2 Authorization. Mergerco has all necessary corporate power and authority to, and has taken all corporate action necessary on its part to, execute and deliver this Agreement and all agreements and documents contemplated hereby and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Mergerco and is a legal, valid and binding obligation of Mergerco, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect that affect the enforcement of creditors' rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity.

        Section 5.3 Consents and Approvals. No consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, any federal, state, local or foreign governmental or regulatory authority or body or other person or entity is required to be made or obtained by Mergerco in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby other than any Regulatory Filings, State Filings and the filing of the Merger Certificate under the DGCL.

        Section 5.4 No Conflict or Violation. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, by Mergerco will result in (i) a violation of or a conflict with any provision of the certificate of incorporation or by-laws of Mergerco,
(ii) a breach of, or a default under, or the creation of any right of any party to accelerate, terminate or cancel pursuant to (including, without limitation, by reason of the failure to obtain a consent or approval under any such contract), any term or provision of any contract, indenture, lease, encumbrance, permit, or authorization or concession to which Mergerco is a party or by which any of its assets are bound, which breach, default or creation of any such right would reasonably be expected to have a material adverse effect on Mergerco.

        Section 5.5 Proxy Statement; Schedule 13E-3. The information concerning Mergerco and its officers, directors, employees and shareholders supplied by and relating to Mergerco for inclusion in the Proxy Statement and the Schedule 13E-3 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Mergerco makes no representation or warranty with respect to any information supplied by the Company or any of its representatives that is contained in the Proxy Statement or in the Schedule 13E-3.

        Section 5.6 Mergerco's Operations. Mergerco has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby.

        Section 5.7 No Brokerage. None of Mergerco or any of its officers, directors, employees, stockholders or Affiliates has employed or made any agreement with any broker, finder or similar agent or any person or entity to pay any finder's fee, brokerage commission or similar payment in connection with the transaction contemplated by this Agreement.

                               ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF AREH
         As an inducement to the Company to enter into this Agreement, AREH hereby makes the following representations and warranties as of the date hereof to the Company:

        Section 6.1 Organization. AREH is duly formed, validly existing and in good standing under the laws of the State of Delaware and has the partnership power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties. AREH has delivered to the Company true, correct and complete copies of its limited partnership agreement (as amended to date). AREH is not in violation of any provision of its limited partnership agreement.

Section 6.2 No Conflict or Violation. Neither the execution, delivery and performance of this Agreement, nor the consummation contemplated hereby, by AREH will result in a violation of or a conflict with any provision of its limited partnership agreement.

        Section 6.3 Authorization. AREH has all necessary partnership power and authority to, and has taken all partnership action necessary on its part to, execute and deliver this Agreement and all agreements and documents contemplated hereby and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by AREH and is a legal, valid and binding obligation of AREH, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect that affect the enforcement of creditors' rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity.

        Section 6.4 Consents and Approvals. No consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, any federal, state, local or foreign governmental or regulatory authority or body or other person or entity is required to be made or obtained by AREH in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby other than any Regulatory Filings, State Filings and the filing of the Merger Certificate under the DGCL.

        Section 6.5. Proxy Statement; Schedule 13E-3. The information concerning AREH and its general partner and its respective officers, directors, employees and shareholders supplied by and relating to AREH for inclusion in the Proxy Statement and the Schedule 13E-3 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. AREH makes no representation or warranty with respect to any information supplied by the Company or any of its representatives that is contained in the Proxy Statement or in the Schedule 13E-3.

        Section 6.6 Absence of Certain Changes or Events. Since December 31, 2000, other than as stated in the Form10-Qs filed by American Real Estate Partners, L.P. for the periods ending March 31, 2001, June 30, 2001 and September 30, 2001, and the Form 8-K filed by American Real Estate Partners, L.P. on December 27, 2001, (i) AREH has been operated in the ordinary course of business, consistent with past practice, and (ii) there has been no Material Adverse Change.

                                  ARTICLE VII

                         REPRESENTATIONS, WARRANTIES AND
                         ADDITIONAL AGREEMENTS OF NYBOR

         As an inducement to the Company to enter into this Agreement, Nybor hereby makes the following representations and warranties as of the date hereof to the Company:


        Section 7.1 Organization. Nybor is duly formed, validly existing and in good standing under the laws of the State of Delaware and has the partnership power and authority to conduct its business as it is presently being conducted. Nybor has delivered to the Company true, correct and complete copies of its limited partnership agreement (as amended to date). Nybor is not in violation of any provision of its limited partnership agreement.

        Section 7.2 No Conflict or Violation. Neither the execution, delivery and performance of this Agreement, nor the consummation contemplated hereby, by Nybor will result in a violation of or a conflict with any provision of its limited partnership agreement.

        Section 7.3 Authorization. Nybor has all necessary partnership power and authority to, and has taken all partnership action necessary on its part to, execute and deliver this Agreement and all agreements and documents contemplated hereby and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Nybor and is a legal, valid and binding obligation of Nybor, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect that affect the enforcement of creditors' rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity.

        Section 7.4 Consents and Approvals. No consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, any federal, state, local or foreign governmental or regulatory authority or body or other person or entity is required to be made or obtained by Nybor in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby other than any Regulatory Filings, State Filings and the filing of the Merger Certificate under the DGCL.

        Section 7.5 No Conflict or Violation. Neither the execution, delivery and performance of this Agreement, nor the consummation contemplated hereby, by Nybor will result in a violation of or a conflict with any provision of its limited partnership agreement.

        Section 7.6 Company Common Stock. As of the date of this Agreement, Nybor holds 783,320 shares of Company Common Stock. Nybor agrees to accept payment of the Nybor Consideration notwithstanding the fact that it is an amount less than the Consideration.

        Section 7.7 Proxy Statement; Schedule 13E-3. The information concerning Nybor and its general partner and its respective officers, directors, employees and shareholders supplied by and relating to Nybor for inclusion in the Proxy Statement and the Schedule 13E-3 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Nybor makes no representation or warranty with respect to any information supplied by the Company or any of its representatives that is contained in the Proxy Statement or in the Schedule 13E-3 except that it has no actual knowledge (without investigation) of a material misstatement or omission in the representations of the Company as set forth in Article IV.


                                  ARTICLE VIII
                      COVENANTS OF THE COMPANY AND MERGERCO

The Company and Mergerco covenant and agree with each other that from the date hereof through the Closing:

        Section 8.1 Maintenance of Business Prior to Closing. Prior to the Effective Time, except as set forth in the Disclosure Schedule or as contemplated by any other provision of this Agreement, unless Mergerco has consented in writing thereto, such consent not to be unreasonably withheld or delayed, the Company:

              (a) except as contemplated by Section 8.3 hereof, shall conduct its operations and business according to their usual, regular and ordinary course consistent with past practice;

              (b) shall use its reasonable efforts to preserve intact its business organizations and goodwill, keep available the services of its officers and key employees and maintain satisfactory relationships with those persons having business relationships with it;

              (c) shall promptly notify Mergerco of any Material Adverse Change; and

              (d) shall promptly deliver to Mergerco correct and complete copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement.

           Section 8.2  Consents and Efforts; Other Obligations.


              (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement. Mergerco and the Company will use their reasonable best efforts and cooperate with one another (i) in promptly determining whether any filings are required to be made or consents, approvals, waivers, licenses, permits or authorizations are required to be obtained (or, which if not obtained, would result in a Material Adverse Effect or an event of default, termination or acceleration of any agreement or any put right under any agreement) under any applicable law or regulation or from any governmental authorities or third parties, including parties to loan agreements or other debt instruments, in connection with the transactions contemplated by this Agreement, including the Merger, and (ii) in promptly making any such filings, in furnishing information required in connection therewith and in timely seeking to obtain any such consents, approvals, permits or authorizations. For purposes of this Section 8.2, best efforts shall not include the obligation to make any payment to any third party as a condition to obtaining such party's consent or approval.

              (b) The Company shall give prompt written notice to Mergerco if the Company obtains actual knowledge of: (i) the occurrence, or failure to occur, of any event which occurrence or failure would reasonably be expected to cause any representation or warranty of the Company contained in this Agreement, if made on or as of the date of such event or as of the Effective Time, to be untrue or inaccurate, except for changes permitted by this Agreement and except to the extent that any representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true, complete and accurate as of such date; or (ii) any failure of the Company or any officer, director, employee, consultant or agent of the Company, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or them under this Agreement; provided, however, that no such notification shall affect the representations or warranties of the Company or the conditions to the obligations of Mergerco hereunder.

              (c) Mergerco shall give prompt written notice to the Company if Mergerco obtains actual knowledge of (i) the occurrence, or failure to occur, of any event which occurrence or failure would reasonably be expected to cause any representation or warranty of the Company contained in this Agreement, if made on or as of the date of such event or as of the Effective Time, to be untrue or inaccurate, except for changes permitted by this Agreement and except to the extent that any representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true, complete and accurate as of such date; or (ii) any failure of the Company or any officer, director, employee, consultant or agent of the Company, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or them under this Agreement provided, however, that no such notification shall affect the representations and warranties of the Company or the conditions to the obligations of Mergerco hereunder.

        Section 8.3  Other Offers.


              (a) The Company shall not (whether directly or indirectly through advisors, agents or other intermediaries), nor shall the Company authorize or permit any of its or its officers, directors, agents, representatives or advisors to (i) solicit, initiate or take any action knowingly to facilitate the submission of inquiries, proposals or offers from any corporation, partnership, person or other entity or group, other than Mergerco and its representatives and Affiliates, relating to (A) any acquisition or purchase of 25% or more of the assets, or of over 25% of any class of Equity Securities of, the Company, (B) any tender offer (including a self tender offer) or
         exchange  offer  that  if  consummated   would  result  in  any  person
         beneficially owning 25% or more of any class of Equity Securities of the Company, or (C) any merger, consolidation, recapitalization, sale of all or substantially all of the assets, liquidation, dissolution or similar transaction involving the Company (each such transaction being referred to herein as an "Acquisition Proposal"), or agree to or endorse any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or otherwise cooperate in any way with, or knowingly assist or participate in, facilitate or encourage, any effort or attempt by any other person (other than Mergerco and its representatives and Affiliates) to do or seek any of the foregoing, or (iii) grant any waiver or release under any standstill or similar agreement with respect to any Equity Securities of the Company; provided, however, that the foregoing shall not prohibit the Independent Director or the Board (acting through the Independent Director) (either directly or indirectly through advisors, agents or other intermediaries) from (u) issuing one more press releases regarding the Merger in compliance with Section 12.12 (v) furnishing information in writing or orally (through the Company's employees and advisors) pursuant to a customary confidentiality letter (a copy of which shall be provided for informational purposes only to Mergerco) concerning the Company and its businesses, properties or Assets to any person, corporation, entity or "group," as defined in
         Section 13(d) of the Exchange Act, other than Mergerco (a "Third Party") in response to any unsolicited inquiry, proposal or offer, (w) engaging in discussions or negotiations with such a Third Party that has made such inquiry, proposal or offer, following receipt of a bona fide Acquisition Proposal (excluding Acquisition Proposals (1) where financing is required to consummate the transaction and the financing is not committed or not likely in the judgment of the Independent Director to be obtained by such Third Party on a timely basis or (2) that are not on terms the Independent Director or the Board, in its reasonable judgment (after consultation with its financial advisor and after taking into account all aspects of the proposal and the Third Party making the proposal and any proposed changes to this Agreement that may be proposed by Mergerco in response to such Acquisition Proposal) determines to be more favorable to stockholders of the Company from a financial point of view), (x) taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) under the Exchange Act or otherwise making disclosure to its stockholders, (y) following receipt of a bona fide Acquisition Proposal, failing to make or withdrawing or modifying its recommendation referred to in Section 4.6 hereof, and/or (z) terminating this Agreement but in each case referred to in the foregoing clauses (u) through (z), only to the extent that the Independent Director shall have concluded in good faith upon the advice of legal counsel that such action is consistent with the Independent Director's (and the Board's) fiduciary duties to the stockholders of the Company under applicable law. The Company shall immediately cease and cause its advisors, agents and other intermediaries to cease any and all existing activities, discussions or negotiations with any parties conducted prior to the date hereof with respect to any of the foregoing.

              (b) If a Payment Event (as hereinafter defined) occurs, the Company shall pay to Mergerco, AREH and Nybor, within three business days following such event, the reasonable out-of-pocket expenses incurred by Mergerco, AREH and Nybor, in connection with or relating to this Agreement and the Merger, which shall include reasonable fees and expenses of legal counsel, accountants and a financial advisor to Mergerco, AREH and Nybor, up to a maximum reimbursement amount of $500,000. "Payment Event" means the termination of this Agreement pursuant to Section 12.1(a)(iv) or (v).

              (c) The Independent Director shall (i) promptly notify Mergerco (in writing) if any offer is made, any discussions or negotiations are sought to be initiated, any inquiry, proposal or contact is made or any information is requested with respect to any Acquisition Proposal, (ii) promptly notify Mergerco of the terms of any proposal that it may receive in respect of any such Acquisition Proposal, including, without limitation, the identity of the prospective purchaser or soliciting party, (iii) promptly provide Mergerco with a copy of any such offer, if written, or a written summary (in reasonable detail) of such offer, if not in writing, and (iv) keep Mergerco reasonably informed of the status of such offer and the offeror's efforts and activities with respect thereto.

              (d) This Section 8.3 shall survive any termination of this Agreement, however caused other than termination due to material breach by Mergerco or AREH.

        Section 8.4 Meeting of Stockholders. Except as set forth in Section 8.3 hereof, (i) the Company acting through the Board shall take all action necessary in accordance with applicable law and its certificate of incorporation and by-laws, including the timely mailing of the Proxy Statement, to convene the Special Meeting as promptly as practicable after SEC clearance of the Proxy Statement to consider and vote upon the approval of this Agreement and the transactions contemplated hereby, and (ii) the Board, based on the recommendation of the Independent Director, shall recommend such approval and shall take all lawful action to solicit such approval.

        Section 8.5      Proxy Statement.

              (a) Mergerco and the Company shall cooperate and prepare,  and, as soon as practicable after the date of this Agreement, the Company shall file with the SEC, a proxy statement with respect to the Special Meeting (the "Proxy Statement"), respond to comments of the staff of the SEC, clear the Proxy Statement with the staff of the SEC and promptly thereafter mail the Proxy Statement to all holders of record of Company Common Stock. The Company shall comply in all respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder applicable to the Proxy Statement and the solicitation of proxies for the Special Meeting (including any requirement to amend or supplement the Proxy Statement) and each party shall furnish to the other such information relating to it and the transactions contemplated by this Agreement and such further and supplemental information as may be reasonably requested by the other party. The Proxy Statement shall include the recommendation of the Board in favor of the Merger, except as otherwise provided herein. The Company shall use all reasonable efforts, and Mergerco will cooperate with the Company, to have all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement and will pay all expenses incident thereto.

              (b) The information provided by each of the Company and Mergerco for use in the Proxy Statement shall not, as of (i) the time of the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the Stockholders or (ii) the time of the Special
         Meeting contemplated by such Proxy Statement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to any party hereto, or its respective officers or directors, should be discovered by such party that should be set forth in an amendment or a supplement to the Proxy Statement, such party shall promptly inform the Company and Mergerco thereof and take appropriate action in respect thereof.

              (c) No amendment or supplement to the Proxy Statement shall be made by Mergerco or the Company without prior approval of the other party. The Company shall promptly advise Mergerco of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information.

                 Section 8.6  Schedule 13E-3.

              (a) As soon as practicable after the date of this Agreement, Mergerco, AREH and their respective relevant Affiliates and the Company shall file with the SEC a Rule 13E-3 Transaction Statement on Schedule 13E-3 ("Schedule 13E-3"), with respect to the Merger. Mergerco and the Company shall cooperate and provide each other with such information as any of such parties may reasonably request in connection with the preparation of the Schedule 13E-3. The information provided by each of the Company and Mergerco for use in the Schedule 13E-3 shall not, as of time the Schedule 13E-3 is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Each party hereto agrees promptly to supplement, update and correct any information provided by it for use in the Schedule 13E-3 if and to the extent that it is or shall have become incomplete, false or misleading.

              (b) No amendment or supplement to the Schedule 13E-3 shall be made by Mergerco or the Company without notice to the other party. Mergerco shall promptly advise the Company of any request by the SEC for amendment of the Schedule 13E-3 or comments thereon and responses thereto or requests by the SEC for additional information.

                  Section 8.7 Director and Officer Liability.


              (a) From and after the consummation of the Merger, the parties shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, an officer or director (the "Indemnified Party") of the Company against all losses, claims, damages, liabilities, costs and expenses (including attorney's fees and expenses), judgments, fines, losses, and amounts paid in settlement, with the written approval of the Surviving
         Corporation(which approval shall not be unreasonably withheld), in connection with any actual or threatened action, suit, claim, proceeding or investigation (each a "Claim") to the extent that any such Claim is based on, or arises out of, (i) the fact that such person is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (ii) this Agreement, or any of the transactions contemplated hereby, in each case to the extent that any such Claim pertains to any matter or fact arising, existing, or occurring prior to the Effective Time, regardless of whether such Claim is asserted or claimed prior to, at or after the Effective Time, to the full extent permitted under the DGCL or the Company's Certificate of Incorporation, by-laws or indemnification agreements from time to time in effect, including provisions relating to advancement of expenses incurred in the defense of any action or suit. Without limiting the foregoing, in the event any Indemnified Party becomes involved in any capacity in any Claim, then from and after consummation of the Merger, the parties shall cause the Surviving Corporation to periodically advance to such Indemnified Party its legal and other expenses (including the cost of any investigation and preparation incurred in connection therewith), subject to the provision by such Indemnified Party of an undertaking to reimburse the amounts so advanced in the event of a final non-appealable determination by a court of competent jurisdiction that such Indemnified Party is not entitled thereto.

              (b) All rights to indemnification and all limitations on liability existing in favor of the Indemnified Party as provided in the Company's Certificate of Incorporation and by-laws as in effect as of the date hereof shall survive the Merger and shall continue in full force and effect, without any amendment thereto, for a period of six years from the Effective Time to the extent such rights are consistent with the DGCL; provided that in the event any claim or claims are asserted or made within such six year period, all rights to indemnification in respect of any such claim or claims shall continue until disposition of any and all such claims; provided further, that any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the DGCL, the Company's Certificate of Incorporation or by-laws or such agreements, as the case may be, shall be made by independent legal counsel selected by the Surviving Corporation and reasonably acceptable to the Indemnified Party; and provided further, that nothing in this Section
         8.7 shall impair any rights or obligations of any present or former directors or officers of the Company.

              (c) In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then and in each case, to the extent necessary to effectuate the purposes of this Section 8.7, proper provision shall be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 8.7.

              (d) For a period  of six  years  after  the  Effective  Time,  the parties shall cause the Surviving Corporation to maintain in effect the current policies of directors' and officers' liability insurance maintained by the Company (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous, which policies may include a "tail policy") with respect to claims arising from facts or events which occurred before or at the Effective Time; provided, however, that the Surviving Corporation shall not be obligated to make annual premium payments for such insurance to the extent that such premiums exceed an amount equal to 200% of the annual premiums paid as of the date hereof by the Company for such insurance and if such premiums exceed such amount the Surviving Corporation shall purchase insurance policies in amounts and with coverage as reasonably can be purchased for such amount.

              (e) The provisions of this Section 8.7 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and shall be binding on the Surviving Corporation and its respective successors and assigns.

        Section 8.8 Notices of Certain Events. The Company shall promptly notify Mergerco of:


                (a) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement;

                (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

              (c) any actions, suits or proceedings commenced or, to the best of its knowledge threatened against, relating to or involving or otherwise affecting the Company that would reasonably be anticipated to have a Material Adverse Effect or that relate to the consummation of the transactions contemplated by this Agreement.

        Section 8.9 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation are authorized to execute and deliver, in the name and on behalf of the Company, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Mergerco, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

         Section 8.10 Voting. Mergerco and its Affiliates, as applicable, will vote any shares of Company Common Stock held by them, or that they have the right to vote, in favor of approval of the Merger, in person, or by proxy; provided, however, that in the event the Independent Director recommends to the Board that the Board withdraw its recommendation of the Merger, the provisions of this Section 8.10 shall thereafter be null and void.


                                   ARTICLE IX
                               COVENANTS OF AREH

         AREH covenants and agrees from the date hereof through the Closing:

        Section 9.1 Compliance of Mergerco. AREH will take all action as may be necessary to cause Mergerco to satisfy its covenants as set forth in Article VIII.

         Section 9.2 Schedule 13E-3. AREH will satisfy its obligations as set forth in Section 8.6.

         Section 9.3 Financing. AREH will provide the funds to Mergerco necessary to enable Mergerco and the Surviving Corporation to pay the Merger Consideration and any amounts due to holders of Dissenting Shares under Section 262 of the DGCL set forth herein, and all of the fees and expenses related to the Merger. AREH will maintain adequate capital to satisfy such obligation.


                                   ARTICLE X
                               COVENANTS OF NYBOR
Nybor covenants and agrees from the date hereof through the Closing:



        Section 10.1 Disposal of Nybor Shares. Nybor will not dispose of any of the Nybor Shares prior to Closing.


         Section 10.2 Voting. Nybor agrees to vote the Nybor Shares in favor of the Merger.


                       ARTICLE XI CONDITIONS TO THE MERGER
        Section 11.1 Conditions to the Obligations of Each Party. The obligations of the Company and Mergerco to consummate the transactions contemplated hereby on the Closing Date are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

(a)               The Requisite Stockholder Vote shall have been obtained; and

(b) No provision of any applicable law or regulation and no judgment, order, decree, temporary restraining order or preliminary or permanent injunction prohibiting or restraining the consummation of the Merger shall be in effect; provided, however, that the Company and Mergerco shall each use reasonable efforts to have any such judgment, order, decree or injunction vacated.

(c) The Company shall have received approvals from any State Filings and any other government approvals or filings listed on Section
         4.5 of the Disclosure Schedule to the extent required to be obtained prior to Closing.

(d) The Company shall have received the consents from the parties to the agreements listed in Section 4.4 of the Disclosure Schedule or shall have otherwise satisfied the requirements of such agreements.

         Section 11.2 Conditions to the Obligations of the Company. The obligation of the Company to consummate the transactions contemplated hereby on the Closing Date is subject, in the sole discretion of the Company, to the satisfaction on or prior to the Closing Date of the following conditions, which may be waived by the Company in accordance with Section 12.4;

(a)       Representations, Warranties and Covenants.

                (i)    All representations and warranties of
                  Mergerco contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, as if such representations and warranties were made at and as of the Closing Date, except (i) for any changes specifically permitted by this Agreement and (ii) to the extent that any such representations and warranties were made as of a specified date, which representations and warranties shall continue on the Closing Date to be true in all material respects as of such specified date.

(ii)                     Mergerco shall have performed in all material respects
                  all obligations arising under the agreements and covenants required hereby to be performed by it prior to or on the Closing Date, unless such failure to perform is due to any material act by, or material omission of, the Company.

(iii)                    The Company shall have received on or prior to Closing,
                  (A) a certificate executed by the President of Mergerco certifying that, as of the Closing Date, the conditions set forth in Section 11.2(a)(i) and (ii) have been satisfied, and
                  (B) certified resolutions duly adopted by the Board of Directors of Mergerco approving this Agreement, determining the Agreement and the Merger are advisable, fair to and in the best interest of Mergerco and its stockholders, and approving all other necessary corporate action to enable Mergerco to comply with the terms of this Agreement.

(b) Fairness Opinion. The Fairness Opinion shall not have been withdrawn, revoked or annulled or adversely modified in any material respect.

        Section 11.3 Conditions to the Obligations of Mergerco. The obligation of Mergerco to consummate the transactions contemplated hereby on the Closing Date is subject, in the sole discretion of Mergerco, to the satisfaction on or prior to the Closing Date of each of the following conditions, any of which may be waived by Mergerco in accordance with Section 12.4:

(a)       Representations, Warranties and Covenants.

               (i)     All representations and warranties of the Company
                  contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, except (i) for any changes specifically permitted by this Agreement and (ii) to the extent that any such representations and warranties were made as of a specified date, which representations and warranties shall continue on the Closing Date to be true in all material respects as of such specified date.

(ii)                    The Company shall have performed in all material
                  respects all obligations arising under the agreements and covenants required hereby to be performed by it prior to or on the Closing Date, unless such failure to perform is due to any material act by, or material omission of, Mergerco.

(iii)                   Mergerco shall have received, at or prior to the
                  Closing, (A) a certificate executed by the Chief Financial Officer of the Company certifying that, as of the Closing Date, the conditions set forth in Sections 11.3(a)(i) and
                  (ii), and (d) have been satisfied; and (B) certified resolutions duly adopted by the Board approving this Agreement, determining the Agreement and the Merger are advisable, fair to and in the best interest of the Company and its stockholders, including the Stockholders, and approving all other necessary corporate action to enable the Company to comply with the terms of this Agreement.

(b) Dissenting Shares. The total number of Dissenting Shares shall not exceed 5% of the outstanding shares of Company Common Stock at the Effective Time.

(c) The Company shall have received on or prior to Closing a legal opinion in a form and substance reasonably satisfactory to Mergerco from Schreck Brignone Godfrey, gaming counsel to the Company, to the effect set forth on Exhibit A attached hereto.



                                  ARTICLE XII
                                  MISCELLANEOUS

Section 12.1      Termination.

         (a) Termination. This Agreement may be terminated prior to the Effective Time as follows (notwithstanding any approval of the Merger by the stockholders of the Company):

                  (i) by mutual written consent of Mergerco and the Company (acting through the Independent Director) at any time;

                  (ii) by Mergerco or the Company if the Closing shall not have occurred on or before December 31, 2002, provided that the party seeking to exercise such right is not then in breach of any of its material obligations under this Agreement;

                  (iii) by either the Company or Mergerco if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Mergerco or the Company from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and non-appealable;

                  (iv) by Mergerco if the Board (acting through the Independent Director) shall have (A) withdrawn or modified or amended, in a manner adverse to Mergerco, its approval or recommendation of this Agreement and the Merger or its recommendation that Stockholders adopt and approve this Agreement and the Merger, (B) approved, recommended or endorsed an Acquisition Proposal (including a tender or exchange offer for Company Common Stock), (C) failed to call the Special Meeting or failed as promptly as practicable to mail the Proxy Statement to the Stockholders or failed to include in such statement the recommendation referred to above, or (D) resolved to do any of the foregoing;

         (v) by the Independent Director or the Board (acting through the Independent Director) as provided in Section 8.3;

         (vi) by either the Company or Mergerco if, at a duly held stockholders meeting of the Company (including the Special Meeting) or any adjournment thereof at which this Agreement and the Merger is voted upon, the Requisite Stockholder Vote shall not have been obtained; or

        (vii) by Mergerco if the appraisal requests exceed the percentage in Section 11.3(b).

The party desiring to terminate this Agreement pursuant to Sections 12.1(a)(ii)-(vii) shall give written notice of such termination to the other party in accordance with Section 12.3.

         (b) Effect of Termination. If this Agreement is terminated pursuant to Section 12.1, this Agreement shall become void and of no effect with no liability on the part of an party hereto or such party's officers, directors, employees or representatives, except (i) that the agreements contained in Sections 8.3, 12.8 and 12.13 hereof shall survive the termination hereof and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement.

         (c) Procedure Upon Termination. In the event of termination of this Agreement pursuant to Section 12.1, each party shall redeliver all documents, work papers and other material of any other party and any and all copies thereof relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same.

         Section 12.2 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other party to this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and, with respect to the provisions of
Section 8.7 hereof, shall inure to the benefit of the persons or entities benefiting from the provisions thereof who are intended to be third- party beneficiaries thereof, and no other person shall have any right, benefit or obligation hereunder.

        Section 12.3 Notices. All notices, requests, demands and other communications that are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received, if personally delivered; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:


(a)      If to the Company, addressed to:

                      Stratosphere Corporation
                      2000 Las Vegas Blvd. South
                      Las Vegas, Nevada 89104
                      Attn: William Bischoff

                      With copies to:

                      The Independent Director of the Board of Directors of Stratosphere Corporation.
                      c/o Jerome Becker, Esq.
                      1675 York Avenue, #34K
                      New York, New York 10128

                      and

                      O'Melveny & Myers LLP
                      Citicorp Center
                      153 East 53rd Street
                      New York, New York 10022
                      Attention:  Charles F. Niemeth, Esq.

(b)      If to AREH, address to:

                      American Real Estate Holdings Limited Partnership 100 South Bedford Road
                      Mt. Kisco, New York 10549
                      Attn:  John Saldarelli
                                       35

                      With a copy to:
                      American Real Estate Holdings Limited Partnership 100 South Bedford Road
                      Mt. Kisco, New York 10549
                      Attn: Felecia Buebel Esq.


(c)      If to Nybor, addressed to:

                      Nybor Limited Partnership
                      c/o Icahn & Co., Inc.
                      One Wall Street Court, Suite 980
                      New York, New York 10005

                      With a copy to:

                      Marc Weitzen, Esq.
                        General Counsel
                      Icahn Associates Corp.
                      767 Fifth Avenue, 47th floor
                      New York, New York 10153

(d)      If to Mergerco, addressed to:

                      Strat Merger Corp.
                      c/o American Real Estate Holdings Limited Partnership 100 South Bedford Road
                      Mt. Kisco, New York 10549
                      Attn:  John Saldarelli

                      Marc Weitzen, Esq.
                        General Counsel
                      Icahn Associates Corp.
                      767 Fifth Avenue, 47th floor
                      New York, New York 10153

         or to such other place and with such other copies as either party may designate as to itself by written notice to the others pursuant to this
         Section 12.3.

         Section 12.4 Entire Agreement; Waivers. This Agreement, together with all exhibits and schedules hereto (including, without limitation, the Disclosure Schedule), and the other agreements referred to herein, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         Section 12.5 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 12.6 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

         Section 12.7 Titles. The titles, captions or headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         Section 12.8 Fees and Expenses. Except as provided in Section 8.3 hereof, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, provided that the Company shall pay all fees and expenses in connection with the printing and mailing of the Proxy Statement, including the disclosure statement required by Rule 13E-3 under the Exchange Act included therein.

         Section 12.9 Cumulative Remedies. All rights and remedies of either party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

        Section 12.10 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE,

REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

        Section 12.11 Amendment. This Agreement may be amended by the parties hereto at any time before or after approval of matters presented in connection with the Merger by the Stockholders, but after any such Stockholder approval, no amendment shall be made that by law requires the further approval of Stockholders without obtaining such further approval; provided that any amendment of this Agreement shall have been approved by the Independent Director on behalf of the Company. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 12.12 Public Announcements. None of Mergerco, AREH and the Company (as shall be approved by the Independent Director acting for the Company) will issue any press release or public statement with respect to the transactions contemplated by this Agreement, including the Merger, without the other parties' prior consent (such consent not to be unreasonably withheld), except (i) as may be required by applicable law or court process and (ii) upon the execution of this Agreement and notwithstanding Section 12.3 hereof, the Company (as approved by the Independent Director on its behalf) may issue a public announcement in substantially the form approved by Mergerco or its counsel prior to such execution. In addition to the foregoing, Mergerco, AREH and the Company will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any such press release or other public statements with respect to such transactions. The initial press release or releases to be issued with respect to the transactions contemplated by this Agreement shall be mutually agreed upon prior to the issuance thereof.

        Section 12.13 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

        Section 12.14 Non-survival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate at the Effective Time.

Section 12.15     Interpretive Provisions.


        (a) The words "hereof," "herein," "hereby" and "hereunder" and words of similar import refer to this Agreement as a whole and, unless otherwise specified herein, not to any particular Article, Section or other subdivision hereof.

              Accounting terms used but not otherwise defined herein shall have the meanings given to such terms under GAAP.



















                            (Signature Page Follows)

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf, by their respective representative or officer thereunto duly authorized, all as of the day and year first above written.


                            STRATOSPHERE CORPORATION


                            By:  /s/ William F. Bischoff
                                 Name:  William F. Bischoff
                                 Title:  Chief Financial Officer


                            AMERICAN REAL ESTATE HOLDINGS LIMITED PARTNERSHIP


                            By:  AMERICAN PROPERTY INVESTORS, INC., its general
                                   partner

                                 By: /s/ Martin Hirsch
                                    Name:  Martin Hirsch
                                    Title:  Executive Vice President

                            NYBOR LIMITED PARTNERSHIP


                            By:  BARBERRY CORP.,
                                  its general partner

                                By: /s/ Edward E. Mattner
                                     Name:  Edward E. Mattner
                                     Title:  Authorized Signatory


                            STRAT MERGER CORP.

                            By:      /s/ John P. Saldarelli
                                     Name:  John P. Saldarelli
                                     Title:  President


 [Signature Page to Agreement and Plan of Merger for Stratosphere Going Private]

                                    EXHIBIT A



               FORM OF LEGAL OPINION OF GAMING COUNSEL TO COMPANY